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AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT dated as of June 3, 1996
(the "Amendment"), by and among MAGNAVISION CORPORATION, a New Jersey corporation and with its successors and assigns (the "Company"), MAGNAVISION CORPORATION, a Delaware corporation and parent of the Company and with its successors and assigns ("Holdings"), MAGNAVISION WIRELESS CABLE, INC., a Delaware corporation and with its successors and assigns (the "New Subsidiary"), IBJS CAPITAL CORPORATION, a Delaware corporation ("IBJSCC"), IBJ SCHRODER BANK & TRUST COMPANY, a Delaware corporation ("IBJS"), and KOCO CAPITAL COMPANY, L.P., a Delaware limited partnership ("KOCO"; and together with IBJSCC and IBJS each, an "Investor" and collectively, the "Investors").

                                    PREAMBLE

WHEREAS, pursuant to the Securities Purchase Agreement, dated August 25, 1995 (the "Securities Purchase Agreement"), among the Company, Holdings and the Investors, among other things, the Investors have agreed to make, and have made, certain loans to the Company;
WHEREAS, the Company and Holdings have requested, and, upon this Amendment becoming effective, the Investors have agreed to make one or more working capital loans to the Company out of the existing Commitment, in an aggregate principal amount not to exceed $1,200,000, subject to the terms and conditions set forth in this Amendment; and WHEREAS, in consideration of the one or more loans to be made by the Investors,
(a) the Company has agreed (i) to transfer the License to the New Subsidiary and to pledge all of its shares in the New Subsidiary to the Investors and (ii) to make certain amendments to the Stockholders' Agreement, (b) Holdings has agreed to issue additional warrants to the Investors exercisable for the Common Stock of Holdings and (c) the New Subsidiary has agreed to grant a security interest in the License to the Investors.
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth herein, the Company, Holdings, the New Subsidiary and the Investors hereby agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to such terms in the Securities Purchase Agreement.

2.                Amendment to Section 1.1. Section 1.1 of the
                  Securities Purchase Agreement is hereby
                  amended as follows:

by adding the following defined terms:
                              "Advance" shall mean a New Contract Advance,
                              Interim Advance, Working Capital Advance or
                              Other Advance.
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                              "Amended and Restated Lockbox Service Agreement"
                              shall mean the Amended and Restated Lockbox
                              Service Agreement dated June 3, 1996, among the Company, University Connection, Inc., Magnavision Private Cable, Inc. and the Collateral Agent.

                              "Amended and Restated Notes" shall mean the Amended and Restated Notes, dated June 3, 1996, issued to the Investors by Holdings, the Company and the New Subsidiary pursuant to the Securities Purchase Agreement.

                              "Amended and Restated Stockholders' Agreement" shall mean the Amended and Restated Stockholders' Agreement, dated June 3, 1996, among Holdings, the Company, the New Subsidiary, the Investors and Cacomm.

                              "Amendment No. 1 to Registration Rights
                              Agreement" shall mean Amendment No. 1 to
                              Registration Rights Agreement dated June 3,
                              1996, between Holdings and the Investors.

                              "Asset Sale" shall have the meaning given to such term in Section 7.27 hereof.

                              "Assignment and Assumption Agreements" shall mean the (a) General Indenture of Conveyance, Assignment and Transfer, dated June 3, 1996 from the Company to the New Subsidiary and (b) Indenture of Assumption of Liabilities, dated June 3, 1996 from the New Subsidiary to the Company.

                              "Cash Liquidity" shall mean the sum of the Company's cash on deposit with IBJS.

                              "Cash Receipts" shall mean all cash payments received by the Company or its Subsidiaries from customers pursuant to the Cable Contracts, including, without limitation, such cash payments for service, maintenance and security deposits.

                              "Interim Advance" shall have the meaning given to such term in Section 2.2(c) hereof.
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                              "Investor New Subsidiary Directors" shall mean the
                              directors of the New Subsidiary if designated by the Investors pursuant to Section 2(g) of the Stockholders' Agreement.

                              "Irrevocable Proxy" shall mean the irrevocable proxy dated the date hereof executed by the Company pursuant to Section 9 of the Stockholders' Agreement and delivered to the Investors hereunder.

                              "New Warrants" shall have the meaning given to such term in Section 2.1(b) hereof.

                              "Original Warrants" shall have the meaning given to such term in Section 2.1(b) hereof.

                              "Other Advance" shall have the meaning given to such term in Section 2.2(a) hereof.

                              "Outlets" shall mean the number of outlets pursuant to Cable Contracts existing as of the date hereof and pursuant to Accepted New Contracts.

                              "Pledge Agreements" shall mean (a) the Pledge Agreement, dated June 3, 1996, between the Company and the Collateral Agent in respect of the New Subsidiary shares of common stock now or hereafter owned by the Company and (b) the Pledge Agreement, dated June 3, 1996, between the Company and the Collateral Agent in respect of the Magnavision Private Cable, Inc. shares of common stock now or hereafter owned by the Company.

                              "Working Capital Advance" shall have the meaning given to such term in Section 2.2(a) hereof."

by deleting therefrom the definition of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:
                              "Agreement" shall mean this Securities Purchase Agreement as defined in the caption hereof, as amended by Amendment No. 1 to the Securities Purchase Agreement, dated June 3, 1996, among the Company, Holdings, the New Subsidiary and the Investors.
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                              "Cacomm" shall mean Cacomm, Inc., a New Jersey
                              corporation.

                              "Change in Control" shall mean (a) with respect to Holdings, that Cacomm ceases to be the beneficial and record owner of at least fifty (50) percent of the issued and outstanding Common Stock of Holdings or (b) with respect to Cacomm, that Nicholas Mastrorilli, Sr. and members of his immediate family shall cease to own beneficially and of record at least fifty (50) percent of the voting capital stock of Cacomm on a fully-diluted basis or (c) with respect to the Company, that Holdings ceases to be the beneficial and record owner of one-hundred (100) percent of the issued and outstanding capital stock of the Company or
                              (d) with respect to the New Subsidiary, that the Company ceases to be the beneficial and record owner of one-hundred (100) percent of the issued and outstanding capital stock of the New Subsidiary, except with respect to the irrevocable proxy to vote the shares of common stock of the New Subsidiary, dated the date hereof, issued by the Company to the Investors pursuant to Section 9 of the Stockholders' Agreement.

                              "Collateral Assignment" shall mean the Security Agreement and Collateral Assignment, dated August 25, 1995, among the Company, University Connection, Inc. and the Collateral Agent with respect to the Collateral, as amended by Amendment No. 1 to the Security Agreement and Collateral Assignment, dated June 3, 1996, among the Company, University Connection, Inc., Magnavision Private Cable, Inc., the New Subsidiary and the Collateral Agent.

                              "Lockbox Service Agreement" shall mean the Lockbox Service Agreement dated August 25, 1995, as amended by the Amended and Restated Lockbox Service Agreement.

                              "Note or Notes" shall mean the Senior Subordinated Notes issued by Holdings and the Company pursuant to the Securities Purchase Agreement, dated August 25, 1995, and the Amended and Restated Notes and
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                              such term shall include each note which shall be
                              delivered in substitution or exchange for any such note which is at the time outstanding.

                              "Obligors" shall mean the Company, Holdings and the New Subsidiary.

                              "Registration Rights Agreement" shall mean the Registration Rights Agreement dated August 25, 1995, as amended by Amendment No. 1 to Registration Rights Agreement.

                              "Stockholders' Agreement" shall mean the
                              Stockholders' Agreement, dated August 25, 1995, among Holdings, the Investors and Cacomm, as amended by the Amended and Restated
                              Stockholders' Agreement.

                              "Transaction Documents" shall mean this Agreement, the Notes, Warrants, Collateral Assignment, Registration Rights Agreement, Stockholders' Agreement, Cable Contracts, License, Non-Competition Agreement, Indemnification
                              Agreement, Lockbox Service Agreement, Pledge
                              Agreements, Assignment and Assumption Agreements and Irrevocable Proxy."

                              "Warrants" shall mean the Original Warrants and the New Warrants.

3. Amendment to Section 2.1(a). Section 2.1(a) of the Securities Purchase Agreement is hereby amended by deleting Section 2.1(a) thereof in its entirety and substituting in lieu thereof the following:

                                            "(a)  The Company shall authorize
the issuance to the Investors of its Notes in an aggregate principal amount not to exceed $5,000,000 of which (i) $735,000 of the principal amount shall be purchased on the Closing Date, (ii) $1,765,000 shall be purchased on the Second Closing Date and (iii) up to $2,500,000 of principal amount of the Notes, shall be advanced, from time to time after the Closing Date in accordance with Section 2.2(a)(iii) hereof, the Notes to be substantially in the form of Exhibit A attached hereto. The Company, Holdings and the New Subsidiary shall be


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co-obligors with respect to each payment of principal, of premium, and accrued interest on the Notes, or any other amount due thereunder."

4. Amendment to Section 2.1(b). Section 2.1(b) of the Securities Purchase Agreement is hereby amended by deleting Section 2.1(b) thereof in its entirety and substituting in lieu thereof the following:

                                            "(b) Holdings shall authorize the
issuance to the Investors of (i) warrants to purchase 2,438,177 shares of Common Stock of Holdings and (ii) warrants to purchase 7,239,309 shares of Common Stock of Holdings (collectively, the "Original Warrants") and (iii) warrants to purchase 7,410,924 shares of Common Stock of Holdings (the "New Warrants"), which Warrants shall be substantially in the form of Exhibits B-1, B-2 and B-3 attached hereto."

5. Amendments to Section 2.2. Section 2.2 of the Securities Purchase Agreement is hereby amended as follows:

by deleting Section 2.2(a) thereof in its entirety and substituting in lieu thereof the following:
                                            "(a) The Obligors hereby agree to
sell to the Investors and, subject to the terms and conditions herein set forth, the Investors agree to purchase the Notes from the Obligors in an aggregate principal amount not to exceed $5,000,000 of which (i) $735,000 aggregate principal amount of the Notes shall be purchased on the Closing Date for an aggregate purchase price of $734,000, (ii) $1,765,000 aggregate principal amount of the Notes shall be purchased for $1,765,000 on the Second Closing Date and
(iii) on the Closing Date and from time to time after the Closing Date, up to $2,500,000 aggregate principal amount of the Notes shall be advanced from time to time (A) to the Company for Accepted New Contracts in an amount equal to fifty (50) percent of the Net Present Value until such time as the Company and its Subsidiaries shall have in the aggregate a minimum of 10,000 Outlets under their Cable Contracts at which time the amount shall be equal to sixty-five (65) percent of the Net Present Value (each, a "New Contract Advance"), each New Contract Advance to be made in two installments as follows: (x) no earlier than thirty (30) days prior to the Scheduled Construction Date under an Accepted New Contract in an amount equal to the Construction Costs for such Accepted New Contract and (y) upon the Completion and Acceptance Date under an Accepted New Contract in an amount equal to the difference between the New Contract Advance and the Construction Costs previously advanced to the Company for such Accepted New Contract, (B) to the Company to pay the expenses set forth on Schedule 2.2(a) (the "Interim Advance"), (C) to the Company and to the New Subsidiary for working capital loans (each, a "Working Capital Advance"); provided, however, that (x) no more than one Working Capital Advance shall be made to the Company within any calendar month, (y) the amount of each Working Capital Advance after


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the initial Advance shall not exceed $250,000 and (z) the aggregate principal amount of all such Working Capital Advances hereunder shall not exceed $1,200,000; and (D) following the election of three Investor New Subsidiary Directors, to the New Subsidiary solely for funding the operations of the New Subsidiary, so as to effectuate the sale of the capital stock of the New Subsidiary or an Asset Sale by the New Subsidiary (each, an "Other Advance") from the then unadvanced balance of the Investors Commitment hereunder."

by deleting Section 2.2(b) thereof in its entirety and substituting in lieu thereof the following:
                                            "(b) Upon the Company's or the New
Subsidiary's delivery to the Investors of a written notice (a "Notice of Borrowing") not later than 12:00 noon (New York City time) four (4) Business Days preceding each Advance signed by the chief financial officer or treasurer of the Company or the New Subsidiary, specifying the date (which shall be a Business Day) and aggregate principal amount of the installment to be borrowed under such Advance certifying as to the satisfaction of (A) with respect to a New Contract Advance, the conditions set forth in Section 6.1(b) hereof and (B) with respect to a Working Capital Advance or Other Advance, the conditions set forth in Section 6.1(c) hereof, and accompanied by (A) for a New Contract Advance, a copy of the executed Accepted New Contract and calculation of the New Contract Advance and borrowing thereunder and (B) for a Working Capital Advance or Other Advance, a copy of the calculation of the Working Capital Advance or Other Advance, each Investor shall make available its ratable share in proportion to its Commitment of such borrowing, of such Advance in immediately available funds to the Company's account at IBJ Schroder Bank & Trust Company, account number 620 11203, ABA No. 026007825 or the New Subsidiary's account at IBJ Schroder Bank & Trust Company, as the case may be, not later than 12 noon (New York City time) on the date of each borrowing specified in a Notice of Borrowing. Notwithstanding anything contained in this Section 2.2(b) to the contrary, the attached Schedule 2.2(a) shall be deemed to be delivery of the Company's Notice of Borrowing to the Investors for the Interim Advance specifying the principal amount of the Interim Advance to be borrowed. Each Notice of Borrowing shall be irrevocable."


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by deleting Section 2.2(c) thereof in its entirety and
substituting in lieu thereof the following:
                                            "(c) Notwithstanding anything
herein to the contrary, each Investor severally and not jointly agrees to purchase the Notes as provided hereunder; provided, however, that each Investor shall have no obligation to purchase the Notes and make New Contract Advances, Working Capital Advances and Other Advances thereunder in excess of (i) its ratable share in proportion to its Commitment and (ii) an Investor shall have no obligation under any circumstances whatsoever to purchase the Notes not purchased by any other Investor hereunder."

by deleting Section 2.2(d) thereof (as such Section is identified in the Securities Purchase Agreement prior to this Amendment) in its entirety and substituting in lieu thereof the following:
                                            "(d) Holdings hereby agrees to sell
to the Investors and, subject to the terms and conditions set forth herein, the Investors agree to purchase from Holdings (i) on August 25, 1995, the Original Warrants for an aggregate purchase price of $1,000 and (ii) on June 3, 1996, the New Warrants for an aggregate purchase price of $1,000."

6. Amendment to Section 6.1. Section 6.1 of the Securities Purchase Agreement is hereby amended as follows:

by deleting Section 6.1(b)(iv) thereof in its entirety and substituting in lieu thereof the following:
                                       "(iv) except for the defaults existing
prior to and as of the date hereof set forth on Schedule 6.1(c)(iv) which are hereby waived, the Obligors shall be in compliance in all material respects with the terms and provisions of this Agreement and each other Transaction Document to which it is a party, and at the time of and immediately following a borrowing each of the Transaction Documents shall continue to be in full force and effect and no Event of Default or event or condition that would constitute an Event of Default with the giving of notice or lapse of time, unless cured or waived, shall have occurred or be continuing and the Company shall have delivered a certificate to that effect of the Chief Executive Officer and the Chief Financial Officer of the Company;"

by adding the following subsections (v), (vi), (vii), (viii), (ix) and (x) after
Section 6.1(b)(iv) thereof:
                                       "(v) on or before June 15, 1996, the
Company shall have delivered to the Investors an audit opinion letter of KPMG Peat Marwick certified public accountants to the Company relating to the


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financial statements of the Company for fiscal year 1995 in form and substance satisfactory to the Investors;

                                       (vi) Holdings shall have paid all
franchise taxes due and owing to the State of Delaware and delivered evidence of such payment and of Holdings', Magnavision Private Cable, Inc.'s and Magnavision Wireless Cable, Inc.'s good standing in the State of Delaware to the Investors in form and substance satisfactory to the Investors;

                                       (vii) the Company shall have paid all
copyright royalty fees due and owing to the U.S. Copyright Office and delivered evidence of such payment to the Investors in form and substance satisfactory to the Investors;
                                       (viii) the Company shall have delivered
to the Investors the financial statements, notices and officer certificates required by Section 7.11 in form and substance satisfactory to the Investors;
                                       (ix) the Company shall have paid the
interest due on the Notes as of March 31, 1996, plus all default interest due thereon as of June 3, 1996, and delivered evidence of such payment to the Investors in form and substance satisfactory to the Investors; and
                                       (x) the Company, Holdings, University
Connection, Inc., the New Subsidiary and Magnavision Private
Cable, Inc. shall deliver to the Investors a written legal opinion of counsel to the same in form and substance satisfactory to the Investors and their counsel."

by adding the following subsection (c) after Section 6.1(b) thereof:
                                         "(c) The obligations of the
Investors to make a Working Capital Advance or Other Advance after the Closing Date are subject to the prior satisfaction of the following conditions precedent:

within 20 days, but no less than five (5) days, prior to the date of each borrowing hereunder, the Company or the New Subsidiary, as the case may be, shall have delivered to the Investors a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company or the New Subsidiary, as the case may be, certifying that (A) the borrowing conforms to the working capital projections for the Company or the New Subsidiary, as the case may be,


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delivered to the Investors on or prior to June 3, 1996, and (B) the proceeds of the borrowing shall be used solely for the purposes set forth in this Agreement; such certificate shall be deemed to be satisfactory to the Investors if in compliance with the foregoing clauses (A) and (B) of this Section 6.1(c)(i); the representations and warranties of the Obligors contained herein and in any certificate or other instrument delivered to any of the foregoing shall be correct and complete as of the date of each borrowing thereunder; the Company or the New Subsidiary, as the case may be, shall have delivered to the Investors a Notice of Borrowing detailing the amount of the borrowing requested and the use of the proceeds; and except for the defaults existing prior to and as of the date hereof set forth on Schedule 6.1(c)(iv) which are hereby waived, the Obligors shall be in compliance in all material respects with the terms and provisions of this Agreement and each other Transaction Document to which it is a party, and at the time of and immediately following a borrowing each of the Transaction Documents shall continue to be in full force and effect and no Event of Default or event or condition that would constitute an Event of Default with the giving of notice or lapse of time, unless cured or waived, shall have occurred or be continuing and the Company or the New Subsidiary, as the case may be, shall have delivered a certificate to that effect of the Chief Executive Officer and the Chief Financial Officer of the Company; on or before June 15, 1996, the Company shall have delivered to the Investors an audit opinion letter of KPMG Peat Marwick certified public accountants to the Company relating to the financial statements of the Company for fiscal year 1995 in form and substance satisfactory to the Investors; Holdings shall have paid all franchise taxes due and owing to the State of Delaware and delivered evidence of such payment and of Holdings', Magnavision Private Cable, Inc.'s and Magnavision Wireless Cable, Inc.'s good standing in the State of Delaware to the Investors in form and substance satisfactory to the Investors; the Company shall have paid all copyright royalty fees due and owing to the U.S. Copyright Office and delivered evidence of such payment to the Investors in form and substance satisfactory to the Investors; the Company shall have delivered to the Investors the financial statements, notices and officer certificates required by Section 7.11 in form and substance satisfactory to the Investors; the Company shall have paid the interest due on the Notes as of March 31, 1996, plus all default interest due thereon as of June 3, 1996, and delivered evidence of such payment to the


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Investors in form and substance satisfactory to the Investors; and the Company,
Holdings, University Connection, Inc., the New Subsidiary and Magnavision Private Cable, Inc. shall deliver to the Investors a written legal opinion of counsel to the same in form and substance satisfactory to the Investors and their counsel."
7. Amendment to Section 7.8. Section 7.8 of the Securities Purchase Agreement is amended by deleting Section 7.8 thereof in its entirety and substituting in lieu thereof the following:

                                         "The Obligors shall use the proceeds of
the sale of the Notes and the Warrants solely for (a) the purposes set forth in the second Whereas clause under this Agreement, (b) for funding the Company's construction costs in connection with Accepted New Contracts from time to time,
(c) for funding additional working capital required by the Company or the New Subsidiary from time to time and (d) for the purposes set forth in Section 2.2(a) hereof."

8. Amendment to Section 7.21. Section 7.21 of the Securities Purchase Agreement is amended by deleting Section 7.21 thereof in its entirety and substituting in lieu thereof the following:

                                         "Upon the written request of the
Required Investors, Holdings shall comply promptly with all of the reporting requirements of the Securities Exchange Act of 1934, as amended, and not de-register therefrom, and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of Common Stock. Holdings and the Company shall cooperate with each stockholder in supplying such information as may be necessary for such stockholder to complete and file any information as may be necessary for such stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144."

9. Amendment to Article VII. Article VII of the Securities Purchase Agreement is hereby amended by adding the following Sections 7.27, 7.28 and 7.29:

                                         "Section 7.27. Mandatory Repayment of
Notes With Proceeds From Sale of Assets or Upon Change in Control. Each of the Obligors shall repay the Notes using the proceeds arising from the sale of any

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assets of the Obligors or any of their Subsidiaries outside of the ordinary course of business (an "Asset Sale") or upon a Change in Control (whether by merger, consolidation or sale or transfer of Holdings', the Company's, Cacomm's or the New Subsidiary's capital stock). The Commitment with respect to each Investor to advance funds to the Company hereunder shall be (a) automatically canceled, pro rata in accordance with their respective outstanding principal amounts under the Notes, to the extent of the proceeds received by the Obligors or any of their Subsidiaries from an Asset Sale and (b) automatically canceled and the obligation of the Investors to advance funds to the Obligors hereunder immediately terminated, if the proceeds received by the Obligors or any of their Subsidiaries from an Asset Sale or upon a Change in Control (whether by merger, consolidation or sale or transfer of Holdings', the Company's, Cacomm's or the New Subsidiary's capital stock) exceed the aggregate Commitment of the Investors.

                                       Section 7.28.  Delivery of Audit Opinion
Letter. On or prior to June 15, 1996, the Company shall have delivered to the Investors an audit opinion letter of KPMG Peat Marwick certified public accountants to the Company relating to the financial statements of the Company for fiscal year 1995 in form and substance satisfactory to the Investors.

                                       Section 7.29.  Waiver of Automatic Stay.
Each of the Obligors hereby consents and shall cause their Subsidiaries to consent, to each Investor obtaining a waiver or modification of the automatic stay imposed by 11 U.S.C. ss. 362 in any proceeding involving an Obligor under Title 11 of the United States Code (the "Bankruptcy Code"). Each Obligor shall not object to a motion by an Investor for modification or relief from such automatic stay in any case under the Bankruptcy Code involving an Obligor or any of their Subsidiaries."

10. Amendment to Section 8.5. Section 8.5 of the Securities Purchase Agreement is amended by adding the following sentence to Section 8.5 thereof.

                                       "Notwithstanding the foregoing sentence,
the New Subsidiary shall not engage in any business other than that contemplated by the License."

11. Amendment to Section 8.7. Section 8.7 of the Securities Purchase Agreement is amended by adding the following sentences to Section
                                    8.7 thereof:

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                                       "Notwithstanding the foregoing sentence,
the Company shall transfer the License to the New Subsidiary provided, that at the time of such transfer the Company shall enter into a stock pledge agreement with the Required Investors in form and substance satisfactory to the Required Investors, pledging all of the Company's right, title and interest, in, to and under the stock of the New Subsidiary."

12. Amendment to Section 8.13. Section 8.13 of the Securities Purchase Agreement is hereby amended by deleting Section 8.13 thereof in its entirety and substituting in lieu thereof the following:

                                         "(a) All breaches of covenants under
Section 8.13 prior to and as of the date hereof are hereby waived by the Investors.

                                         (b) Minimum EBITDA. On each date set
forth below, the EBITDA for the period of six consecutive calendar months ending on such date shall not be less than the amount set forth below opposite such date:

                          Date                               Amount
                          ----                               ------
                        6/30/96                            (416,523)

                        9/30/96                            (411,593)

                        12/31/96                           (23,484)

                        3/31/97                            446,378)



















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13.                                 Amendment to Article VIII. Article VIII of
                                    the Securities Purchase Agreement is hereby amended by adding the following Section 8.14:

                      "8.14. Minimum Outlets. On each date
set forth below, the minimum Outlets shall not be less than the number set forth below opposite such date:


                          Date                                  Amount
                          ----                                  ------
                        06/30/96                                6,875

                        09/30/96                                8,430

                        12/31/96                                8,430



14. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived in writing:

The Company, Holdings and the New Subsidiary shall have duly executed and delivered this Amendment No. 1 to the Securities Purchase Agreement. The Company, Holdings and the New Subsidiary shall have duly executed and delivered the Amended and Restated Notes in the form of Exhibit A. Holdings shall have duly executed and delivered the New Warrants in the form of Exhibit B.


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The Company, Holdings and the New Subsidiary shall have duly executed the
Amended and Restated Stockholders' Agreement a form of which is attached hereto as Exhibit C. The Company, Holdings, University Connection, Inc., Magnavision Private Cable, Inc. and the New Subsidiary shall have duly executed and delivered Amendment No. 1 to the Security Agreement and Collateral Assignment dated as of the date hereof a form of which is attached hereto as Exhibit D. The Company shall have executed the Pledge Agreement dated as of the date hereof, a form of which is attached hereto as Exhibit E. The Company and the New Subsidiary shall have duly executed the Assignment and Assumption Agreements dated as of the date hereof, a form of which is attached hereto as Exhibit F. Magnavision Private Cable, Inc. and the New Subsidiary shall have duly executed and delivered the UCC-1 Financing Statements covering the Cable Contracts and the License and Equipment related thereto and duly signed by an authorized officer in form and substance satisfactory to the Investors. The Investors shall have received a copy of the resolutions, in form and substance satisfactory to the Investors, of the Board of Directors of each of the Company, Holdings, University Connection, Inc., the New Subsidiary and Magnavision Private Cable, Inc. authorizing the execution, delivery and performance of this Amendment and the Transaction Documents, certified by the Secretary or an Assistant Secretary of such party as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate. The Investors shall have received a certificate of the Secretary or Assistant Secretary of the Company, Holdings, University Connection, Inc., the New Subsidiary and Magnavision Private Cable, Inc., dated the Amendment Effective Date, as to the incumbency and signature of each of the officers signing this Amendment and the Transaction Documents, and any other instrument or document delivered by such party in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary. The Investors shall have received a copy of the consent of the Department of Education, Archdiocese of New York, to the assignment of the License to the New Subsidiary, in form and substance satisfactory to the Investors. The Investors shall have received from the Company a valid and duly authorized and executed irrevocable proxy together with undated stock powers in blank dated the date hereof to vote all of the New Subsidiary's common stock held by the Company in the form of Exhibit G.




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Holdings shall have duly executed and delivered to the Investors Amendment No. 1 to Registration Rights Agreement in the form of Exhibit H.
The Investors shall have received from the Company, University Connection, Inc. and Magnavision Private Cable, Inc. a duly executed Amended and Restricted Lockbox Service Agreement in the form of Exhibit I.
Pursuant to Section 4.3(d) of the Securities Purchase Agreement, the Investors shall have received evidence that the Callas Shares have been canceled by Holdings in form and substance satisfactory to the Investors.
Pursuant to Section 7.23(a), the Obligors shall deliver the officer's certificate required thereby in form and substance satisfactory to the Investors.
Pursuant to Section 7.26 of the Securities Purchase Agreement, (i) the Company and University Connection, Inc. shall have transferred all of their right, title and interest in, to and under the Cable Contracts to Magnavision Private Cable, Inc. pursuant to assignment and assumption agreements entered into with Magnavision Private Cable, Inc., and (ii) the Company shall have executed and delivered to the Investors a form of stock pledge agreement and other documents related thereto all in form and substance satisfactory to the Investors.

15. Representation and Warranty of Holdings and the Company.

As of the date hereof, Holdings and the Company hereby represent and warrant to the Investors that (i) Holdings' authorized capital stock consists of 750,000,000 shares of Common Stock, (ii) Holdings' capital stock outstanding consists of 39,036,506 shares of Common Stock on a fully-diluted basis and (iii) after giving effect to the issuance of the New Warrants, Holdings' capital stock outstanding shall consist of 46,447,430 shares of Common Stock on a fully-diluted basis. Schedule 15 sets forth the holders and number of outstanding shares of Common Stock of Holdings on a fully-diluted basis. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable with no personal liability attaching to ownership thereof. Except as otherwise set forth on Schedule 15 and except for the shares of Common Stock to be issued upon the exercise of the Warrants, neither Holdings, the Company nor Cacomm has granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire, subscribe for or receive any of the shares of any class of capital stock of Holdings or any securities convertible into shares of such capital stock.

The Common Stock issuable upon exercise of the Warrants has been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued as


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provided in the Warrants against payment therefor in accordance with the terms of the Warrants, such Common Stock will be duly authorized, validly issued, fully paid and nonassessable and free from any and all restrictions, including, without limitation, preemptive rights, restrictions with respect to voting, transfer and other rights exercisable by a holder of the Common Stock and any Liens.
16. Representation and Warranty of the New Subsidiary. As of the date hereof, the New Subsidiary represents and warrants to the Investors that the New Subsidiary owns all right, title and interest in, to and under the License.

17. Miscellaneous. The Company, Holdings, University Connection, Inc. and the New Subsidiary hereby ratify and acknowledge the validity and binding nature both at the time of delivery and on the date hereof of all of the Transaction Documents and the pledge agreement referred to in Section 8.7 of the Securities Purchase Agreement.

18. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

19. Payment of Expenses. As of the date hereof, the Company, Holdings and the New Subsidiary shall reimburse the Investors for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby.

20. No Waiver. Except as expressly provided for herein, nothing in this Amendment shall be construed as a waiver of any of the default provisions of the Securities Purchase Agreement.

21. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the

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                                    laws of another jurisdiction.

22. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                                                   *     *     *     *     *





























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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives on the date first above written. MAGNAVISION CORPORATION, as Holdings


By:_____________________________
   Nicholas Mastrorilli, Sr.,
   President


MAGNAVISION CORPORATION,
as the Company


By:_____________________________
   Nicholas Mastrorilli, Sr.,
   President


MAGNAVISION WIRELESS CABLE, INC.


By:_____________________________
   Nicholas Mastrorilli, Sr.,
   President


IBJS CAPITAL CORPORATION


By:_____________________________
   Paul Echausee, Vice President
    and Chief Operating Officer


IBJ SCHRODER BANK & TRUST COMPANY


By:_____________________________
   Paul Echausee, Vice President


KOCO CAPITAL COMPANY, L.P.


By:_____________________________
   Albert Pastino, President


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                                 Schedule 2.2(a)


                                 Interim Advance


The Company shall apply the proceeds from the Interim Advance to pay the following costs and expenses:

                                                                   Amount
                                                                   ------

   1.      Fees of KPMG Peat Marwick                            127,500.00

   2.      Legal fees of O'Sullivan Graev &
           Karabell, LLP

           Amendment No. 1 and Transaction
   a.      Documents                                             46,320.02

           Post-closing matters                                  21,637.98
   b.

   3.      Legal fees of Brownstein Hyatt
           Farber & Strickland                                    1,000.00

   4.      Legal fees of Zimet, Haines,
           Friedman & Kaplan                                     30,000.00

   5.      Delaware franchise taxes                              11,509.00

           Allen & Company retainer fees                        100,000.00
   6.

           Interest due on the Notes as of
           March 31, 1996 and default
   7.      interest due as of June 3, 1996                       82,709.86

           Working Capital                                       49,958.85
   8.

           TOTAL                                               $470,635.71









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                               Schedule 6.1(c)(iv)


          The following is a list of defaults pursuant to the Securities Purchase Agreement existing prior to and as of the date hereof which the Investors hereby waive:

         a)
         Section 7.14 - Failure to comply with the provisions of Section 7.14. As of ____, 1996 the Investors were notified of the defaults set forth in the Company's April __, 1996, letter delivered to the Investors.

         b)
         Section 7.15 - Failure to comply with the provisions of Section 7.15.

         c)
         Section 7.17 - Failure to comply with the provisions of Section 7.17.

         d)
         Section 7.22 - Failure to comply with the provisions of Section 7.22.

         e)
         Section 8.13 - Failure to comply with the provisions of Section 8.13.

The Obligors are in default of the Securities Purchase Agreement for failure to pay when due the accounts payable set forth on Exhibit A hereto. The Obligors' payment of such overdue accounts payable shall not be a condition precedent to any initial drawdown by the Obligors of a Working Capital Advance pursuant to
Section 6.1(c) of the Securities Purchase Agreement, however, thereafter the non-payment of such overdue accounts payable shall be a continuing default under the Securities Purchase Agreement that is not hereby waived by the Investors.















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Schedule 15

The attachments list the Holdings' stockholders on a fully-diluted basis as of March 15, 1996.